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                                MFS RESEARCH FUND

                      Supplement to the Current Prospectus



         During the period from January 15, 1996 through February 29, 1996 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Royal Alliance Associates, Inc. ("Royal Alliance") an additional commission equal to 1.00% of the net asset value of all of the Class A and Class B shares of the Fund sold by Royal Alliance during the Sales Period.

                The date of this Supplement is January 15, 1996.